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                                                                    Exhibit 99.3


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                          SLM STUDENT LOAN TRUST 2003-7

                       ADMINISTRATION AGREEMENT SUPPLEMENT



                            DATED AS OF JULY 22, 2003



                                       TO



                         MASTER ADMINISTRATION AGREEMENT



                             DATED AS OF MAY 1, 1997



                                     BETWEEN



                                 SLM FUNDING LLC



                                       AND



                       STUDENT LOAN MARKETING ASSOCIATION


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         SLM Student Loan Trust 2003-7 Administration Agreement Supplement dated as of July 22, 2003 (this "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding LLC, as successor in interest to SLM Funding Corporation (the "Depositor"), and Student Loan Marketing Association (the "Administrator").

         This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 2003-7 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2003-7.

         GENERAL. The Trust is issuing Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5A, Class A-5B and Class B Notes, and an Excess Distribution Certificate only. It will not issue Certificates. Accordingly, all usages of "Certificates" and of terms referring thereto in the Agreement shall be disregarded. In addition, with respect to the Trust only, all references to the "Seller" in the Agreement shall be deleted and replaced with the "Depositor", references to "SLM Funding Corporation, a Delaware corporation" shall be deleted and replaced with "SLM Funding LLC, a Delaware limited liability company, successor in interest to SLM Funding Corporation, a Delaware corporation" and all references to the "Issuer" shall be deleted and replaced with the "Trust".

1. The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

         THE TRUST: SLM Student Loan Trust 2003-7

         THE ELIGIBLE LENDER TRUSTEE: Chase Manhattan Bank USA, National Association

         THE INTERIM ELIGIBLE LENDER TRUSTEE: Chase Manhattan Bank USA, National Association

         THE INDENTURE TRUSTEE: The Bank of New York; references to Bankers Trust Company in the Agreement shall mean The Bank of New York for the purposes of the Trust

         The initial deposit into the Collection Account on the Closing Date, which Sallie Mae shall make on behalf of the Trust in accordance with
Section 2.6.C of the Agreement, shall be: $0.00.

2. Attached hereto is Appendix A (SLM Student Loan Trust 2003-7) containing those definitions that shall be applicable to this Supplement and to the Agreement in connection with the Trust in place of the definitions contained in Appendix A (Master) attached to the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, is being delivered to the Administrator together with this Supplement and is in substantially the respective forms attached to the Agreement (to the extent applicable).

4. Notwithstanding anything to the contrary set forth in Section 2.3C.2 of the Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as

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contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 2003-7 only as follows:

         (a)      Section 2.1 is amended by inserting the following:

         s. the undertaking of all obligations required to be performed by the Administrator, and to act on behalf of the Trust in fulfilling all duties of the Trust, as set forth in the Reset Rate Note Procedures (Appendix A-2 to the Indenture) on and prior to each Reset Date;

         t. engaging or terminating any Remarketing Agents, entering into the Remarketing Agreement on the Closing Date and all subsequent Remarketing Agency Agreements each on behalf of the Trust, as set forth in the Reset Rate Note Procedures;

         u. from time to time on or after the Initial Reset Date with respect to each class of Reset Rate Notes, to direct the Eligible Lender Trustee to (x) enter into one or more Swap Agreements (not in its individual capacity, but solely on behalf of the Trust) with an Eligible Swap Counterparty, and
                  (y) cause the Remarketing Agents to direct a Swap Agent to enter into one or more Swap Agreements with an Eligible Swap Counterparty on behalf of the Remarketing Agents and the related Class of Reset Rate Notes, both on the terms and conditions set forth in the Reset Rate Note Procedures, on any Reset Date, when (1) a class of Reset Rate Notes is to bear interest at a fixed rate during the immediately following Reset Period, (2) a class of Reset Rate Notes is to bear interest at a floating rate (based on an index other than LIBOR or a Commercial Paper Rate) during the immediately following Reset Period and the Remarketing Agents (in consultation with the Administrator) determine that it is in the best interest of the Trust to enter into one or more Swap Agreements, or (3) a class of Reset Rate Notes will be in Foreign Exchange Mode during the immediately following Reset Period;

         v. the undertaking of all obligations required to be performed by the Administrator, including, without limitation, preparing and delivering all notices, communications, information and calculations, under any Swap Agreement;

         w. calculating, on each Interest Rate Determination Date for each class of Notes, the applicable rate of interest using the applicable Index that will be in effect until the next related Interest Rate Change Date;

         x. calculating on each Distribution Date, the Quarterly Required Amount, the Quarterly Funding Amount, the Reset Period Target Amount, any Supplemental Interest Account Deposit Amount, if applicable, and any


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                  amounts to be deposited on such Distribution Date into any
                  Accumulation Account, if applicable;

         y. preparing and delivering, on behalf of the Trust all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed; and

         z. serving as calculation agent or as successor calculation agent, if required, and preparing any notices required to be delivered by the Trust to a Swap Counterparty under any Swap Agreement.

         (b)      Section 2.2B is deleted and replaced with the following:

         B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement and the Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor.

         (c)      Section 2.2 is amended by inserting the following:

         E. With respect to the Initial Swap Agreements and the Interest Rate Cap Agreement, and if one or more Swap Agreements are entered into at any other time, and from time to time (including, without limitation, the Initial Swap Agreements), the Administrator shall perform any notice obligations specified in such Swap Agreement and the Interest Rate Cap Agreement in the event of a default by any Eligible Swap Counterparty.

         (d) Section 2.3A is amended by inserting the following subsections:

                  3. On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

                  4. On the Closing Date, with respect to the Class A-5B Notes, and on any Reset Date thereafter on which one or more classes of Reset Rate Notes are reset (or continue) to bear interest at a fixed rate, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee, Eligible Deposit Accounts (each, an "Accumulation Account") for each such class of Reset Rate Notes, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the related Reset Rate Noteholders. Each Accumulation Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.


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                  5. On the Closing Date, with respect to the Class A-5B Notes, and whenever one or more Accumulation Accounts are established pursuant to Section 2.3A.4 above, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee a corresponding Eligible Deposit Accounts (each, a "Supplemental Interest Account") relating to each such Accumulation Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. Each Supplemental Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

                  6. On the Closing Date, the Administrator, for the benefit of the Trust and the Remarketing Agents, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Remarketing Fee Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the Remarketing Agents. The Remarketing Fee Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

                  7. On the Closing Date, with respect to the Class A-5B Notes, and on any Reset Date thereafter on which one or more classes of Reset Rate Notes are reset (or continue) to be denominated in Euros, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Euro Account") for each class of Reset Rate Notes, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the related Reset Rate Noteholders. Each Euro Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the London Paying Agent.

                  8. On any Reset Date on which one or more classes of Reset Rate Notes are reset (or continue) to be denominated in a currency other than U.S. Dollars or Euros, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Other Currency Account") for each class of Reset Rate Notes, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the related Reset Rate Noteholders. Each Other Currency Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of London Paying Agent.

         (e) Section 2.3B is amended by including "Capitalized Interest Account", "Remarketing Fee Account", "Accumulation Account", "Supplemental Interest Account", "Euro Account" and "Other Currency Accounts" in the definition of "Trust Accounts". Section 2.3B is further amended by deleting the third sentence in its entirety and replacing it with the following: "Funds on deposit in the Trust Accounts (other than the Euro Account or any Other Currency Accounts) shall be invested in Eligible Investments that mature so that such funds will be available on the Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or the applicable Distribution Date".


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         (f)      Section 2.4 is amended as follows: the last part of the
         sentence immediately preceding the proviso is changed from "a rate equal to the Federal Funds Rate less 0.20%" to "a rate equal to no less than the Federal Funds Rate less 0.20%".

         (g) Section 2.6B is amended by changing the words "the sum of the Servicing Fee" in the first proviso to "the Primary Servicing Fee".

         (h)      Section 2.6 is amended by inserting the following subsection:

         D. With respect to the Initial Swap Agreements and the Interest Rate Cap Agreement, and if the Trust subsequently becomes a party to any additional Swap Agreements with respect to one or more classes of Reset Rate Notes, the Administrator shall cause all Swap Receipts and all other amounts payable to the Trust from each Swap Counterparty to be deposited into the Collection Account (with respect to all Swap Receipts received in U.S. Dollars), the Euro Account (with respect to all Swap Receipts received in Euros) or the applicable Other Currency Account (with respect to all Swap Receipts received in any currency other than U.S. Dollars or Euros).

         (i) Section 2.7A is amended by inserting the following after the first sentence:

         On or before the Business Day immediately preceding each Distribution Date, the Administrator shall calculate all amounts required to be deposited on such Distribution Date into the Collection Account from the Reserve Account, the Remarketing Fee Account, any Supplemental Interest Account and the Capitalized Interest Account, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amount to be distributed from the Collection Account as Available Funds on the related Distribution Date.

         On or before the Business Day immediately preceding each Distribution Date, the Administrator shall calculate the related Quarterly Required Amount, Quarterly Funding Amount, Reset Period Target Amount, any Supplemental Interest Account Deposit Amount, if applicable, and any amounts to be deposited on such Distribution Date into any Accumulation Account, if applicable, from the Collection Account on the related Distribution Date.
         If such Distribution Date is also a Reset Date, on or before the Business Day immediately preceding such Distribution Date, the Administrator shall calculate any amounts to be withdrawn from the Remarketing Fee Account and paid to the applicable Remarketing Agents.

         If such Distribution Date is also a Reset Date for a class of Reset Rate Notes that bore interest at a fixed rate during the previous Reset Period (including on the related Initial Reset Date with respect to the Class A-5B Notes), on or before the Business Day immediately preceding such Distribution Date, the Administrator shall calculate all amounts to be withdrawn from the related Accumulation Account and (i) paid to the related class of Reset Rate Noteholders on such Distribution Date if such class is then denominated in U.S. Dollars, or (ii) if such class is then in Foreign Exchange Mode, delivered to the related Cross-Currency Swap Counterparty in exchange for the


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         equivalent amount of the applicable non-U.S. Dollar currency for payment to the related class Reset Rate Noteholders on such Distribution Date.

         The Administrator will also determine whether a Trigger Event is in effect for each Distribution Date.

         (j)      Section 2.7B is deleted and replaced with the following:

         The Administrator shall instruct the Indenture Trustee in writing no later than the second Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1A and 3.1B) to distribute to the Servicer, by 1.00 p.m. (New York time) on such Monthly Servicing Payment Date, from Available Funds on deposit in the Collection Account, the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

         (k)      Section 2.7C is deleted and replaced with the following:

         C. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1A and 3.1C) to make the following deposits and distributions on that Distribution Date, including allocations of principal to the related Accumulation Account for each class of Reset Rate Notes then bearing interest at a fixed rate, to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (to the extent that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture), to the extent of the amount of Available Funds in the Collection Account plus amounts transferred from the Reserve Account pursuant to
Section 2.8.1, and through the December 2004 Distribution Date, amounts transferred from the Capitalized Interest Account pursuant to Section 2.8.2 with respect to clauses 4(a), 4(b) and 5 below, and, as applicable, amounts on deposit in the Remarketing Fee Account, any Supplemental Interest Account and any Accumulation Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

         1. to the Servicer, the Primary Servicing Fee due on that Distribution Date;

         2. to the Administrator, the Administration Fee due on that Distribution Date and all prior unpaid Administration Fees;

         3. to the Remarketing Fee Account, Quarterly Funding Amount for that Distribution Date;

         4. pro rata, based on the Outstanding Amount of the Notes, the amount of any Swap Termination Payments and Swap Payments due and payable by the Trust to any Swap Counterparties under this clause 4:

                  (a) to the Class A Noteholders (other than any class of Reset Rate Noteholders for which a Swap Agreement is in effect), the Class A


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                           Noteholders' Interest Distribution Amount, pro rata,
                           based on the amounts payable as Class A Noteholders' Interest Distribution Amount;

                  (b) if one or more Swap Agreements are then in effect (including, without limitation, the Initial Cross-Currency Swap Agreement), to the related Swap Counterparty (including, without limitation, the Initial Swap Counterparty), the related Swap Interest Payment due to each such Swap Counterparty under the related Swap Agreement; and

                  (c) if applicable, to each Swap Counterparty (including, without limitation, the Initial Swap Counterparty), the amount of any Swap Termination Payment due to such Swap Counterparty under the related Swap Agreement due solely to a swap termination event resulting from a payment default by the Trust or the insolvency of the Trust; provided, that if any amounts allocable to the Class A Notes are not needed to pay the Class A Noteholders' Interest Distribution Amount as of such Distribution Date, such amounts will be applied to paying the portion, if any, of any Swap Termination Payment referred to above remaining unpaid;

         5. to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount, pro rata, based on the amounts payable as Class B Noteholders' Interest Distribution Amount;

         6. first, sequentially, to the Class A-1, Class A-2, Class A-3 and Class A-4 Noteholders, in that order, until each such class is paid in full, the Class A Noteholders' Principal Distribution Amount; and then second, any remaining Class A Noteholders' Principal Distribution Amount pro rata, to the Class A-5A and Class A-5B Noteholders, until each such class is paid in full, the remaining Class A Noteholders' Principal Distribution Amount; provided, however that (i) if a class of Reset Rate Notes is then denominated in U.S. Dollars and bears interest at a fixed rate, such payments will be allocated to the related Accumulation Account, until amounts on deposit therein are sufficient to reduce the Outstanding Amount of that class to zero, and (ii) if a class of Reset Rate Notes is then in Foreign Currency Mode, such payments either will be made to the related Cross-Currency Swap Counterparty (if such class then bears interest at a floating rate) or will be allocated to the related Accumulation Account (if such class then bears interest at a fixed rate) until the U.S. Dollar Equivalent Principal Amount of that class has been distributed to the related Cross-Currency Swap Counterparty or allocated to the related Accumulation Account; and for purposes of this clause 6, the Outstanding Amount of that class or the U.S. Dollar Equivalent Principal Amount of that class, as applicable, will be deemed to have been reduced by any amounts on deposit in the related Accumulation Account (exclusive of Investment Earnings);

         7. if any Supplemental Interest Account, the applicable Supplemental Interest Account Deposit Amount, if any, for such Distribution Date;


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         8.       on each Distribution Date on and after the Stepdown Date, and provided that no Trigger Event is in effect on such Distribution Date, to the Class B Noteholders until paid in full, the Class B Noteholders' Principal Distribution Amount;

         9. to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

         10. to the Servicer, the aggregate unpaid amount of the Carryover Servicing Fee, if any;

         11. if applicable, to any Swap Counterparty (including, without limitation, the Initial Swap Counterparty), the amount of any Swap Termination Payments due to such Swap Counterparty or Counterparties, as the case may be, not payable in clause 4(c) above;

         12. if applicable, to the Remarketing Agents, any remarketing fees due and owing by the Trust to the extent not paid from amounts on deposit in the Remarketing Fee Account;

         13. if applicable, sequentially, first to the Remarketing Agents, and second to the Administrator for any advances made on behalf of the Trust, in each case, for payment of certain costs and expenses as set forth in Section 3 of the Remarketing Agreement in connection with the remarketing of a class of Reset Rate Notes; and

         14. if applicable, to the Interest Rate Cap Swap Counterparty, the amount of any termination payment due to the Interest Rate Cap Swap Counterparty by the Issuer under the Interest Rate Cap Agreement; and

         15. to the Excess Distribution Certificateholder, any remaining amounts after application of the preceding clauses.

         Amounts that would be paid to each Swap Counterparty, pursuant to clauses 4, 6 or 11 above will be determined on or about the third Business Day preceding each applicable Distribution Date in accordance with the applicable Swap Agreement and will be paid by the Trust to such Swap Counterparty on or about the third Business Day preceding each such Distribution Date in accordance with the applicable Swap Agreement (or, with respect to a Distribution Date that coincides with a Reset Date resulting in a successful remarketing for a class of Reset Rate Notes then in Foreign Exchange Mode, payments under the related Swap Agreement will be made one Business Day prior to such Distribution Date.

         In the event that a Swap Termination Payment is owed by the Trust to any Swap Counterparty and a replacement Swap Agreement is procured by the Trust under which the replacement Swap Counterparty makes a payment to the Trust, upon the direction of the Administrator to the Indenture Trustee, the Trust will pay that amount directly to the original Swap Counterparty to the extent that a payment is owed by the Trust to such Swap Counterparty. If after making that payment, the original Swap Counterparty is still owed a payment, then the remaining amount will be paid as set forth in clause 11 above.


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         If a Cross-Currency Swap Agreement terminates as a result of an early termination event of default, all amounts due to the related class of Reset Rate Notes will be paid by the Trust in the applicable non-U.S. Dollar currency exchange at market rates.

         In addition, on each Distribution Date through the December 2004 Distribution Date for which there would not be sufficient funds, after application of Available Funds, to pay any of the items specified in Sections 2.7C.4(a), 2.7C.4(b) and 2.7C.5 above, the Administrator will instruct the Indenture Trustee to make distributions from the Capitalized Interest Account in an amount, if available, to cover the shortfalls in Sections 2.7C.4(a) and 2.7C.4(b), pro rata based on the amounts of such shortfalls, and then the shortfall in Section 2.7C.5 on that Distribution Date.

         Notwithstanding the foregoing, (x) if (a) on any Distribution Date following allocations or distributions under Section 2.7C.1 through 2.7C.6 above to be made on such Distribution Date, without giving effect to payments from the Capitalized Interest Account to the Class B Notes, the Outstanding Amount of the Class A Notes less amounts, other than Investment Earnings on deposit in all Accumulation Accounts, would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus (ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus
(iii) the balance of the Reserve Account on such Distribution Date following such distributions minus (iv) the Specified Reserve Account Balance and the Supplemental Interest Account Deposit Amount for that Distribution Date, or
(b) an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in (a) or (b) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Class A Noteholders' Distribution Amount before any amounts are applied to the payment of the Class B Noteholders' Distribution Amount; and (y) in the event the Trust Student Loans are not sold pursuant to Section 6.1A or Section 4.4 of the Indenture, to pay, as an accelerated payment of principal on the Notes, the amount that would otherwise be paid to the Excess Distribution Certificateholder, first to the Class A Noteholders in the same order and priority as is set forth in
Section 2.7C.6 above until the principal amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders until the principal amount of the Class B Notes is paid in full and reduced to zero; provided that the amount of such distribution shall not exceed the Outstanding Amount of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of the Class A Notes and Class B Notes to be made on such date.

         D. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date that is also a Reset Date for a class of Reset Rate Notes, to withdraw from the Remarketing Fee Account on such Distribution Date the amount of the fees due to the Remarketing Agents and pay such fees to the Remarketing Agents in the amounts and to the accounts that the Administrator shall specify; provided that if the amount on deposit (excluding for such purpose any Investment Earnings) is not sufficient to make payment in full, the Remarketing Agents shall be entitled to payment at the priority position set forth in Section 2.7C.12 above on the related and subsequent Distribution Dates until such deficiency is paid in full.

         E. For a class of Reset Rate Notes that is denominated in U.S. Dollars and bears interest a fixed rate during the current Reset Period, the Administrator shall instruct the Indenture


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Trustee in writing no later than one Business Day preceding each Distribution
Date that is also a Reset Date, to withdraw from the related Accumulation Account on such Distribution Date (after any additional allocations of principal are made to that account on such Distribution Date) the amount on deposit in such Accumulation Account (exclusive of Investment Earnings) and pay such amounts to the related Reset Rate Noteholders as of the immediately current Record Date, pro rata, as a payment of principal as set forth in Section 2.7C.6.. For a class of Reset Rate Notes that is in Foreign Currency Mode and bears interest a fixed rate during the preceding Reset Period, the Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date that is also a Reset Date, to withdraw from the related Accumulation Account on such Distribution Date (after any additional allocations of principal are made to that account on such Distribution Date) the amount on deposit in such Accumulation Account (exclusive of Investment Earnings) and deliver such amounts to the related Cross-Currency Swap Counterparty in exchange for the equivalent amount of the applicable non-U.S. Dollar currency for payment to the related Reset Rate Noteholders as of the immediately preceding Record Date, pro rata, as a payment of principal as set forth in Section 2.7C.6.

         F. The Administrator shall instruct the London Paying Agent in writing no later than the Business Day preceding each Distribution Date to distribute all amounts on deposit in the Euro Account or any Other Currency Account, as applicable, to the Noteholders of the related class of Reset Rate Notes then denominated in Euros or another non-U.S. Dollar currency, as applicable, on the related Distribution Date; provided, however, that with respect to any Distribution Date that coincides with a Reset Date for a class of Reset Rate Notes then in Foreign Currency Mode, the Administrator will instruct the London Paying Agent to distribute the related amounts in the Euro Account or any Other Currency Account, as applicable, to the related Noteholders on the second Business Day following such Distribution Date. If the related Swap Agreement is not in effect, the Administrator shall cause U.S. Dollars to be converted into Euros or such other applicable non-U.S. Dollar currency in amounts sufficient to make the distributions specified in this Agreement and the Indenture.

         (l)      Section 2.8 is deleted and replaced with the following:

SECTION 2.8.1     RESERVE ACCOUNT.

         A. On the Closing Date, the Trust shall deposit the Reserve Account Initial Deposit into the Reserve Account.

         B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.1 on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.8.1D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.


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         2.       In the event that the Available Funds are insufficient to make the payments described under Sections 2.7C.1, 2.7C.2, 2.7C.3, 2.7C.4(a), 2.7C.4(b) and 2.7C.5, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph B.1 above, and to distribute such amounts in the same order and priority as is set forth in Sections 2.7C.1, 2.7C.2, 2.7C.3, 2.7C.4(a), 2.7C.4(b) and
                  2.7C.5.

         3. In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to
                  Section 2.7C.6 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 and B.2 above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in
                  Section 2.7C.6.

         4. In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to
                  Section 2.7C.8 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.3 above, and to distribute such amount to the Class B Noteholders entitled thereto.

         C. After giving effect to Section 2.8.1B above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

         D. On the final Distribution Date upon termination of the Trust and following the payment in full of the Outstanding Amount of the Notes and of all other amounts (other than Carryover Servicing Fees, Swap Termination Payments, if applicable, and (remarketing fees and expenses) owing or to be distributed hereunder or under the Indenture to Noteholders, the Servicer, any Swap Counterparty, if applicable, or the Remarketing Agents, the Administrator, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, second to pay any Swap Termination Payments not previously paid to the applicable Swap Counterparty, if any, third to pay any remarketing fees not previously paid from the Remarketing Fee Account and fourth to pay any remarketing fees and expenses due to the Remarketing Agents or the Administrator. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Excess Distribution Certificateholder. The Excess Distribution Certificateholder shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8.1D.

         E. Anything in this Section 2.8.1 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Carryover Servicing Fee, Swap Termination Payment and remarketing fees and expenses, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

SECTION 2.8.2     CAPITALIZED INTEREST ACCOUNT.

         A. On the Closing Date, the Trust shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

         B.1. In the event that the Class A Noteholders' Interest Distribution Amount, any required Swap Payments and the Class B Noteholders' Interest Distribution Amount for any Distribution Date through the December 2004 Distribution Date exceeds the amounts distributed to the Noteholders or the Initial Swap Counterparty pursuant to Sections 2.7C.4(a), 2.7C.4(b) and 2.7C.5 on a Distribution Date before application of sums on deposit in the Reserve Account, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Capitalized Interest Account an amount equal to such excess, to the extent of funds available therein, and to distribute such amount first, pro rata based on the amounts of such shortfalls, to the Class A Noteholders until they have received the Class A Noteholders' Interest Distribution Amount for that Distribution Date and the related Swap Counterparty until it has received the related required Swap Payments, and second, to the Class B Noteholders until they have received the Class B Noteholders' Interest Distribution Amount for that Distribution Date.

         B.2. After giving effect to Section 2.8.2B.1 on the December 2004 Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Capitalized Interest Account and to distribute such amount to the Excess Distribution Certificateholder (excluding any Investment Earnings to be transferred to the Collection Account on such Distribution Date).

SECTION 2.8.3     REMARKETING FEE ACCOUNT.

         A. Beginning on the Distribution Date that is one year prior to a Reset Date and through such Reset Date, the Trust shall deposit into the Remarketing Fee Account, available funds, up to the related Quarterly Required Amount on each such Distribution Date, until the balance on deposit in the Remarketing Fee Account reaches the Reset Period Target Amounts for all classes of Reset Rate Notes prior to payment of interest on the Notes.

         B.1. The fees associated with each successful remarketing will be payable generally from amounts on deposit from time to time in the Remarketing Fee Account.

         B.2. If the amount on deposit in the Remarketing Fee Account, after the payment of any remarketing fees therefrom, exceeds the sum of the Reset Period Target Amounts for all classes of Reset Rate Notes, the Administrator will direct the Indenture Trustee to withdraw such excess on the related Distribution Date, deposit such sums into the Collection Account and include such amounts in Available Funds for that Distribution Date. In addition, if on any Distribution Date, a Class A Note Interest Shortfall would exist, or if on the Note Final Maturity Date for any Class A Note Available Funds would not be sufficient to reduce the principal balance of such class to zero, the amount of such Class A Note Interest Shortfall or principal deficiency, as applicable, to the extent sums are on deposit in the Remarketing Fee Account, may be withdrawn from that account and used for payments of interest or principal on the Class A Notes.

         B.3. The Administrator will direct the Indenture Trustee to withdraw all Investment Earnings on deposit in the Remarketing Fee Account on each Distribution Date, deposit such sums into the Collection Account, and include such sums as Available Funds for that Distribution Date.

         B.4. On the Distribution Date on which the Outstanding Amount of all classes of Reset Rate Notes is reduced to zero, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Remarketing Fee Account and to distribute such amount to the Excess Distribution Certificate holder.

SECTION 2.8.4     ACCUMULATION ACCOUNT.

         A. On the Closing Date, with respect to the Class A-5B Notes, and, if, on any Reset Date thereafter, one or more classes of Reset Rate Notes are reset (or continue) to bear interest at a fixed rate during the upcoming related Reset Period, the Trust shall establish or maintain an Accumulation Account for such class of Reset Rate Notes.

         B.1. If, on any Distribution Date, principal would be payable to a class of Reset Rate Notes then bearing interest at a fixed rate (including, without limitation, the Class A-5B Notes until and including the related Initial Reset Date), principal allocated to that class pursuant to Section 2.7C.6 will be deposited into the related Accumulation Account.

         B.2. The Administrator shall instruct the Indenture Trustee, on the next Reset Date for each class of fixed rate Reset Rate Notes (including, without limitation, the related Initial Reset Date for the Class A-5B Notes), to distribute all sums then on deposit in the related Accumulation Account, including any amounts deposited into the Accumulation Account on the related Distribution Date, but less any Investment Earnings, in reduction of principal of such class (i) if such class is then denominated in U.S. Dollars, to the holders of that class of Reset Rate Notes as of the related Record Date, or (ii) if such class is then in Foreign Exchange Mode (including the Class A-5B Notes on their Initial Reset Date), to deliver such amounts to the related Cross-Currency Swap Counterparty or Counterparties (including the Initial Cross-Currency Swap Counterparty with respect to the Class A-5B Notes on the related Initial Reset Date) in exchange for the equivalent amount of the applicable non-U.S. Dollar currency for payment to the related Cross-Currency Reset Rate Noteholders as of the related Record Date. Amounts on deposit in an Accumulation Account (exclusive of Investment Earnings) may be used only to pay principal on the related class of Reset Rate Notes (or to the related Swap Counterparty or Counterparties) and for no other purpose.

         B.3. In the event that on any Distribution Date the amount on deposit for a class of Reset Rate Notes in the related Accumulation Account (excluding any Investment Earnings) would equal the Outstanding Amount of that class, then no additional amounts will be deposited into the related Accumulation Account and all amounts therein, less any Investment Earnings, will be distributed on the next related Reset Date, pursuant to Section 2.8.4B.2 above, and the Outstanding Amount of that class of Reset Rate Notes will be reduced to zero.

         B.4. The Administrator will instruct the Indenture Trustee to withdraw all Investment Earnings on deposit in each Accumulation Account on each Distribution Date, deposit such sums into the Collection Account, and include such sums as Available Funds for that Distribution Date.

SECTION 2.8.5     SUPPLEMENTAL INTEREST ACCOUNT.

         A. On the Closing Date, with respect to the Class A-5B Notes, and whenever one or more Accumulation Accounts are created pursuant to Section 2.8.4A above, the Trust shall also establish a Supplemental Interest Account that shall be related to each such Accumulation Account.

         B. On each Distribution Date when amounts are on deposit in an Accumulation Account, the Indenture Trustee, subject to sufficient Available Funds therefor, will deposit into the related Supplemental Interest Account, the related Supplemental Interest Account Deposit Amount for such Distribution Date, pursuant to Section 2.7C.7 above.

         C. The Administrator will instruct the Indenture Trustee to withdraw all sums on deposit in each Supplemental Interest Account on each Distribution Date (including any Investment Earnings), deposit such sums into the Collection Account, and include such sums as Available Funds for that Distribution Date.

         D. On the Closing Date and with proceeds from the sale of the Notes, the Administrator shall cause the Supplemental Interest Account Initial Deposit to be deposited into the Supplemental Interest Account for the Class A-5B Notes.

SECTION 2.8.6     EURO ACCOUNT.

         A. On the Closing Date with respect to the Class A-5B Notes, and on each Reset Date when any class of Reset Rate Notes is then denominated in Euros, the Trust shall establish or maintain an Euro Account for such class of Reset Rate Notes.

         B. Any payments in Euros received from any Cross-Currency Swap Counterparty will be deposited in the related Euro Account for the benefit of the related class of Reset Rate Noteholders.

SECTION 2.8.7     OTHER CURRENCY ACCOUNT.

         A. On each Reset Date with respect to a class of Reset Rate Notes in Foreign Exchange Mode that is denominated in a currency other than Euros, the Trust shall establish an Other Currency Account for such class of Reset Rate Notes.

         B. Any payments in the related currency received from any Cross-Currency Swap Counterparty will be deposited in the related Other Currency Account for the benefit of the related class of Reset Rate Noteholders.

         (m) Section 2.9.e is deleted, and Sections 2.9.f-j are redesignated as Sections 2.9.e-i and the following is inserted as
         Section 2.9.j:

                  j. with respect to the Reset Rate Notes: (1) the next related Reset Date and Reset Period for each class; (2) the interest rate applicable for each class (identifying separately any applicable Index); (3) if in Foreign Exchange Mode, the next Distribution Date on which interest will be paid to the related Reset Rate Noteholders, if other than quarterly, (4) the amount on deposit in each Accumulation Account, Euro Account, Other Currency Account and Supplemental Interest Account, if applicable; (5) the interest rate and amount due to each Swap Counterparty, if applicable; (6) the amount of fees, if any, paid to the Remarketing Agents on such Distribution Date; and (7) any other relevant information as determined by the Administrator.

         (n) The first sentence of the first paragraph after Section 2.9.n is deleted and replaced with the following:

         Each amount set forth pursuant to clauses (a), (b), (c), (d), (h), (i) and (l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note denominated in U.S. Dollars, or if a class of Reset Rate Notes is then denominated in a currency other than U.S. Dollars, expressed as an amount in the applicable currency per the applicable currency equivalent (approximately) of $1,000 of the U.S. Dollar Equivalent Principal Amount of that Note.

         (o) Section 2.12 is amended by deleting the dollar amount "$20,000" and replacing it with the dollar amount "$25,000".

         (p) Section 2.13 is amended by the addition of the following new paragraph:

         To the extent that there are insufficient Available Funds therefor, the Administrator shall advance from its funds and also pay, on behalf of the Trust, the costs and expenses (other than remarketing fees) associated with the remarketing of a class of Reset Rate Notes, set forth in Section 3 of the Remarketing Agreement, including, without limitation, the fees of the Rating Agencies in connection with any required satisfaction of the Rating Agency Condition. On each Distribution Date, the Administrator shall be entitled to reimbursement from the Trust for such remarketing related expenses, from Available Funds, as set forth in Section 2.7C.13 above.

         (q) The last sentence of Section 3.1D is deleted and replaced with the following:

         In connection therewith, the Administrator shall calculate LIBOR applicable for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each Interest Rate Determination Date during such Accrual Period, Three-Month LIBOR, and with respect to the Reset Rate Notes: One-Month LIBOR, Two-Month LIBOR, Three-Month LIBOR, EURIBOR, the Commercial Paper Rate, the CMT Rate, the Federal Funds Rate, the 91-day Treasury Bill Rate and the Prime Rate (in each case only if applicable to a class of Reset Rate Notes during such Accrual Period), in accordance with the definitions of each such Index. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under any Swap Agreement to which the Trust is a party.

         (r) The "or" is deleted from subparagraph 4.2 (ii) and the "." is deleted from subparagraph 4.2 (iii) and is replaced with ";".

         (s)      A new subparagraph, 4.2 (iv), is inserted as follows:

         and

         (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act).

         (t)      The "25%" in Section 5.1.B. and in the first clause following
         Section 5.1C are deleted and replaced with "50%".

         (u) Sections 6.1A and B are deleted and replaced with the following:

SECTION 6.1       TERMINATION.

         A. OPTIONAL PURCHASE OF ALL TRUST STUDENT LOANS. The Administrator shall notify the Servicer, the Depositor and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, but in no event earlier than as of the last day of the Collection Period immediately preceding the Distribution Date in June 2010, the Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amounts owed to any Swap Counterparty for Swap Payments and Swap Termination Payments, amounts to any Remarketing Agent for any unpaid remarketing fees and expenses, and any Carryover Servicing Fees. In the event the Servicer fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

         (v) Section 8.5 is amended by inserting at the end of the first paragraph the following:

         and that such action will not materially adversely affect (i) the Trust's ability to enforce or protect its rights or remedies under any Swap Agreement, (ii) the ability of the Trust to timely and fully perform its obligations under any Swap Agreement or (iii) any of the Trust's obligations under any Swap Agreement or any swap transaction under such agreement. Any such amendment, modification or supplement without the consent of the related Swap Counterparty shall not be binding on the related Swap Counterparty.

         (w) Two new paragraphs under Section 8.5 shall be inserted as follows:

                  The parties to this Agreement acknowledge and agree that, pursuant to the Initial Cross-Currency Swap Agreement, the Trust has agreed (a) to notify the Initial Cross-Currency Swap Counterparty of any amendment, modification or supplement to this Agreement or any other Basic Document that would materially adversely affect (i) the Initial Swap Counterparty's ability to enforce or protect its rights or remedies under the Initial Cross-Currency Swap Agreement, (ii) the ability of the Trust to timely and fully perform its obligations under the Initial Cross-Currency Swap Agreement, or (iii) any of the terms of the Indenture or this Agreement which relates to payments to or rights of the Initial Cross-Currency Swap Counterparty under either such agreement, and (b) to obtain the written consent of the Initial Cross-Currency Swap Counterparty to any such amendment, modification or supplement. Any such amendment, modification or supplement without the written consent of the Initial Cross-Currency Swap Counterparty shall be void and unenforceable.

                  Accordingly, the parties to the Agreement acknowledge and agree that the Initial Cross-Currency Swap Counterparty is a third party beneficiary of this Agreement to the extent of its rights under the Initial Cross-Currency Swap Agreement in respect of this Agreement and shall be entitled to enforce such rights under this Agreement. Notices to the Initial Cross-Currency Swap Counterparty under this
         Section 8 shall be addressed to the Initial Cross-Currency Swap Counterparty at the address listed in the swap confirmation.

6. (a) The parties hereto acknowledge that the Administrator is authorized, from time to time, either enter into or to instruct the Eligible Lender Trustee to enter into (in either case, not in their respective individual capacities but solely on behalf of the Trust) (i) Remarketing Agreements, (ii) Remarketing Agency Agreements, and (iii) Swap Agreements, in addition to the Initial Swap Agreements, with one or more Eligible Swap Counterparties on any Reset Date, and from time to time in the event a Swap Agreement terminates prior to the end of the related Reset Period), when (1) a class of Reset Rate Notes is to bear interest at a fixed rate during the upcoming Reset Period, (2) a class of Reset Rate Notes is to bear interest at a floating rate (other than one based on LIBOR or a Commercial Paper Rate) during the upcoming Reset Period and the Remarketing Agents (in consultation with the Administrator) determine it is in the best interest of the Trust to enter into one or more Swap Agreements to hedge against basis risk, or (3) a class of Reset Rate Notes is in Foreign Exchange Mode; provided, however, that all such Swap Agreements are entered into using the procedures set forth in the Reset Rate Note Procedures and the Rating Agency Condition is met.

        (b) Subject to the provisions of Section 13 of the Reset Rate Note Procedures, the Eligible Lender Trustee hereby agrees (not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Trust) to enter into such Swap Agreements, Remarketing Agreements and Remarketing Agency Agreements on behalf of the Trust as the Administrator shall direct in writing from time to time.

7. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Depositor) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

         This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                                        SLM FUNDING LLC


                                        By:  /s/ MARK L. HELEEN
                                        Name:  Mark L. Heleen
                                        Title: Vice President


                                        STUDENT LOAN MARKETING ASSOCIATION

                                        By:  /s/ MICHAEL E. SHEEHAN
                                        Name:  Michael E. Sheehan
                                        Title: Vice President

                                        SLM STUDENT LOAN TRUST 2003-7

                                        By: CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity but solely as
                                        Eligible Lender Trustee

                                        By:  /s/ JOHN J. CASHIN
                                        Name:  John J. Cashin
                                        Title: Vice President



                                        CHASE MANHATTAN BANK USA, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Eligible Lender
                                        Trustee


                                        By:  /s/ JOHN J. CASHIN
                                        Name:  John J. Cashin
                                        Title: Vice President


                                        SALLIE MAE SERVICING, L.P.


                                        By:  SALLIE MAE, INC.,
                                        Its general partner


                                        By:  /s/ PETER W. STRANG
                                        Name:  Peter W. Strang
                                        Title: Vice President, Accounting


                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:  /s/ ERIC A. LINDAHL
                                        Name:  Eric A. Lindahl
                                        Title: Agent

The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Depositor and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.

STUDENT LOAN MARKETING ASSOCIATION

By:  /s/ MICHAEL E. SHEEHAN
Name:  Michael E. Sheehan
Title: Vice President